SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 19, 2005

Advanstar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-61386	94-3243499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Avenue, New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 357-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement..

On April 19, 2005, the Board of Directors of Advanstar Holdings Corp., the parent of Advanstar, Inc. and its subsidiary Advanstar Communications, Inc., approved the amendment and restatement of the Advanstar Holdings Corp. 2000 Management Incentive Plan to accelerate the vesting of certain options granted under the plan.

The foregoing description of the amendment and restatement does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Advanstar Holdings Corp. 2000 Management Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

C.  Exhibits

Exhibit No.	Document

10.1	Advanstar Holdings Corp. 2000 Management Incentive Plan dated as of October 11, 2000 (as amended September 17, 2002, December 10, 2002 and April 19, 2005).* †

*	Filed herewith
†	Denotes management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSTAR, INC.

Date: April 21, 2005	By:	/s/ DAVID W. MONTGOMERY
		Name:	David W. Montgomery
		Title:	Vice President - Finance,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Document

10.1	Advanstar Holdings Corp. 2000 Management Incentive Plan dated as of October 11, 2000 (as amended September 17, 2002, December 10, 2002 and April 19, 2005).* †

*	Furnished herewith
†	Denotes management contract or compensatory plan